EXHIBIT 10.24.3
EXECUTION COPY

WAIVER AND SECOND AMENDMENT TO
EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS WAIVER AND SECOND AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver and Amendment”) is made and entered into as of the 30th day of July, 2013, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Parent, Lenders and Administrative Agent entered into that certain Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as amended by the First Amendment to Eighth Amended and Restated Credit Agreement, dated as of January 31, 2013 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to extend to Borrower a revolving credit facility (the “Credit Facility”) in the aggregate principal amount of up to Six Hundred Million and No/100 Dollars ($600,000,000.00) at any one time outstanding. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement; and
WHEREAS, (i) at Borrower’s request, the Lenders have agreed to waive certain notice requirements set forth in the Credit Agreement with respect to the acquisition, incorporation or other creation of Subsidiaries, and (ii) Borrower, Parent, Lenders and Administrative Agent desire to modify and amend the Credit Agreement, in each case, on the terms and conditions set forth herein.
NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Administrative Agent, Borrower, Parent, Lenders and Administrative Agent do hereby covenant and agree as follows:
1.Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby waive (a) any noncompliance with Section 9.4.(j) of the Credit Agreement as a result of the Borrower failing to provide notice of the acquisition, incorporation or other creation of any Subsidiary and related information with respect thereto and (b) any Default or Event of Default arising therefrom pursuant to Section 11.1.(b)(ii) of the Credit Agreement (collectively, the “Specified Breach”). This specific waiver applies only to the Specified Breach and only for the express circumstances described above. This specific waiver shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the

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Credit Agreement or any other Loan Document or (ii) a course of dealing or a consent to any depature by any Loan Party from any other term or requirement of the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below:
(a)    The Table of Contents to the Credit Agreement is hereby amended to insert “Exhibit L Forms of U.S. Tax Compliance Certificates” at the end thereof.
(b)    The Exhibits to the Credit Agreement are hereby amended to insert new Exhibits L-1, L-2, L-3 and L-4 pursuant to Annex I attached hereto.
(c)    The second half of the definition of “Applicable Margin” now appearing in Section 1.1. of the Credit Agreement after the sentence stating “The provisions of this definition shall be subject to Section 2.4.(d)” is hereby amended and restated in its entirety as follows:
“Upon the occurrence of a Credit Rating Election Event and thereafter, the Applicable Margin shall mean the percentage rate set forth in the table below corresponding to the level (each, a “Level”) into which the Borrower’s Credit Rating then falls:

Level	Credit Rating	Applicable Margin
1	A-/A3/A- or better	1.000%
2	BBB+/Baa1/BBB+	1.075%
3	BBB/Baa2/BBB	1.175%
4	BBB-/Baa3 /BBB-	1.400%
5	Lower than BBB- /Baa3/BBB-	1.750%

Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(l) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed. During any period for which the Borrower has received three Credit Ratings which are not equivalent, the Applicable Margin will be determined by (a) the highest Credit Rating if the highest Credit Rating and the second highest Credit Rating differ by only one Level or (b) the average of the two highest Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the highest Credit Rating). During any period for which the Borrower has received only two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin will be determined by (i) the highest Credit Rating if they differ by only one Level or (ii) the median of the two Credit Ratings if they differ by two or more Levels (unless the median is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period for which the Borrower has received no Credit Rating from Fitch, if the Borrower also ceases to have a Credit Rating from one of S&P or Moody’s, then the Applicable Margin shall be determined based on the remaining such Credit Rating. Notwithstanding any Credit Rating from Fitch, during any period in which neither S&P nor Moody’s has provided a Credit Rating corresponding to Level 4 or better to the Borrower, the Applicable Margin shall be determined based on Level 5.”
(d)    The definition of “Capitalization Rate” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Capitalization Rate” means (a) 6.50% for a Property having average sales per square foot of more than $500 for the period of 12 consecutive months most recently ending and (b) 7.50% for any other Property.”
(e)    The definition of “Foreign Lender” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.”
(f)    The definition of “LIBOR” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate appearing on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.”
(g)    The definition of “LIBOR Market Index Rate” now appearing in Section 1.1 of the Credit Agreement is hereby amended to delete the phrase “11:00 a.m. Central time” and to insert the following in place thereof: “11:00 a.m. London time”.
(h)    The definition of “Permitted Liens” now appearing in Section 1.1. of the Credit Agreement is hereby amended to (1) delete the word “and” immediately following clause (f) thereof; (2) delete the period at the end of clause (g) thereof and insert “and” in the place thereof and (3) insert the following new clause (h) immediately after (g) thereof: “(h) Liens in favor of the Borrower.”
(i)    The definition of “Principals” now appearing in Section 1.1. of the Credit Agreement is hereby amended to delete “John N. Foy,” therefrom.
(j)    The definition of “Property Management Agreements” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Property Management Agreements” means, collectively, all agreements entered into by the Borrower, any other Loan Party or any Subsidiary pursuant to which the Borrower, such other Loan Party or such Subsidiary engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property.”
(k)    The definition of “Rating Agency” now appearing in Section 1.1. of the Credit Agreement is hereby amended to insert the following immediately before “S&P or Moody’s”: “Fitch,”.
(l)    The definition of “Senior Officer” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Senior Officer” means the Chairman, CEO and President, an Executive Vice President, Vice President – Finance, Vice President – Accounting, the Chief Operating Officer, the Chief Legal Officer or the Chief Financial Officer of the Borrower, the General Partner or the Parent.”

(m)    The definition of “Taxes” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.”
(n)    The definition of “Unencumbered Asset Value” now appearing in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Unencumbered Asset Value” means the sum, without duplication, of (1) (a) (i) the sum of (x) the NOI (excluding NOI attributable to Development Properties) for Eligible Properties owned for four (4) or more quarters for the immediately preceding period of four (4) consecutive fiscal quarters plus (y) the NOI (excluding NOI attributable to Development Properties) for Eligible Properties owned for less than four (4) quarters that have achieved an Occupancy Rate of eighty-five percent (85%) or more, calculated on an annualized basis, divided by (ii) the Capitalization Rate, plus (b) the undepreciated GAAP book value of all Eligible Properties acquired during the four (4) fiscal quarters most recently ended, plus (c) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way), plus (d) the GAAP book value of Unimproved Land (which meets the requirements for Eligible Property) that is not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge, plus (e) the GAAP book value of Mortgage Receivables owned by the Borrower or any wholly-owned Subsidiary that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge, plus (f) the GAAP book value of Purchase Money Advances owned by the Borrower or any wholly-owned Subsidiary that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge, plus (g) the undepreciated GAAP book value of Development Properties (which meets the requirements for Eligible Property) that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge, plus (h) Equity Interests that are not subject to any Lien (other than Permitted Liens described in clause (f) of the definition of that term) or any Negative Pledge, plus (2) with respect to Properties that would constitute Eligible Properties but that are owned or leased by non-wholly-owned Subsidiaries or Unconsolidated Affiliates, Borrower’s Ownership Share of the sum of (a) value, calculated as in clause (1)(a) above, of such Properties that are not subject to any Lien or Negative Pledge, plus (b) the undepreciated GAAP book value of all such Properties acquired during the four (4) fiscal quarters most recently ended, plus (c) the GAAP book value of Unimproved Land that is not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge, plus (d) the undepreciated GAAP book value of Development Properties that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge. Notwithstanding the above, the percentage of Unencumbered Asset Value attributable to Properties subject to a Ground Lease will not exceed ten percent (10%) of the Unencumbered Asset Value. For purposes of this definition, (i) to the extent the Unencumbered Asset Value attributable to clause (1)(d) and 2(c) in the aggregate would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded, (ii) to the extent the Unencumbered Asset Value attributable to clause (1)(e) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded, (iii) to the extent the Unencumbered Asset Value attributable to clause (1)(f) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded, (iv) to the extent the Unencumbered Asset Value attributable to clause (1)(g) and (2)(d) in the aggregate would exceed ten percent (10%) of the Unencumbered Asset Value, such excess shall be excluded, (v) to the extent the Unencumbered Asset Value attributable to clause (1)(h) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded, (vi) to the extent the Unencumbered Asset Value attributable to clause (2) would exceed fifteen percent (15%) of the Unencumbered Asset Value, such excess shall be excluded, (vii) to the extent the Unencumbered Asset Value attributable to the sum of (d), (e), (f), (g) and (h) of clause (1) and clause (2) in the aggregate would exceed twenty percent (20%) of the Unencumbered Asset Value, such excess shall be excluded and (vii) to the extent the Unencumbered Asset Value attributable to hotel and office properties would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded.”
(o)    Section 1.1. of the Credit Agreement is hereby amended to insert the following new definitions of “Excluded Taxes”, “FATCA”, “Fitch”, “Indemnified Taxes”, “Other Connection Taxes”, “Other Taxes”, “Recipient”, “U.S. Person” and “Withholding Agent” therein in the appropriate alphabetical order:
““Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(i) of the Internal Revenue Code.
“Fitch” means Fitch Ratings, a majority-owned Subsidiary of Fimalac, S.A. and its successors.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6.).
“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.
“U.S. Person” means any Person that is a “United States Person”

as defined in Section 7701(a)(30) of the Internal Revenue Code.
“Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable.”
(p)    Section 3.10. of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Issuing Bank. For purposes of this Section, the term “Lender” includes the Issuing Bank and the term “Applicable Law” includes FATCA.
(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)    Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties (other than the Parent and the General Partner) shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)    Indemnification by the Borrower. The Borrower and the other Loan Parties (other than the Parent and the General Partner) shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection.
(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)    Status of Lenders.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), 2 executed originals of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(II)    executed originals of IRS Form W-8ECI;
(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal

Revenue Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or
(IV)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or

1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)    Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.”
(q)    Section 7.1.(b) of the Credit Agreement is hereby amended to (1) delete the word “and” now appearing immediately after the phrase “a complete and correct list of each Loan Party” and insert a comma “,” in place thereof and (2) insert the phrase “and each Wholly Owned Subsidiary,” immediately after “each other Limited Subsidiary” now appearing therein.
(r)    The first sentence of Section 7.1.(f) of the Credit Agreement is hereby amended to (1) delete the word “and” now appearing immediately after the phrase “each other Loan Party” and insert a comma “,” in place thereof and (2) insert the phrase “and each Wholly Owned Subsidiary” immediately after “each other Limited Subsidiary” now appearing therein.
(s)    The second sentence of Section 7.1.(f) of the Credit Agreement is hereby amended to (1) delete the word “and” now appearing immediately after the phrase “Each of the Loan Parties” and insert a comma “,” in place thereof and (2) insert the phrase “and each Wholly Owned Subsidiary” immediately after “each other Limited Subsidiary” now appearing therein.
(t)    The first sentence of Section 7.1.(j) of the Credit Agreement is hereby amended to insert the word “material” immediatley after each instance of “federal, state and other” now appearing therein.
(u)    The last sentence of Section 7.1.(l) of the Credit Agreement is hereby amended to insert the phrase “, the Wholly Owned Subsidiaries” immediately before “and the other Limited Subsidiaries is Solvent” now appearing therein.
(v)    Section 7.1.(t) of the Credit Agreement is hereby amended to (1) delete the word “and” now appearing immediately after the phrase “the Loan Parties” and insert a comma “,” in place thereof and (2) insert the phrase “and the Wholly Owned Subsidiaries,” immediately after “the other Limited Subsidiaries” now appearing therein.
(w)    Section 8.4. of the Credit Agreement is hereby amended to (1) delete the word “and” now appearing immediately after the phrase “the other Loan Parties” and insert a comma “,” in place thereof and (2) insert the phrase “and each Wholly Owned Subsidiary,” immediately after “each other Limited Subsidiary” now appearing therein.
(x)    Section 9.4.(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(j)    [Reserved]”
(y)    Section 11.1.(b)(iii)(x) of the Credit Agreement is hereby amended to delete the phrase “of the Borrower” therefrom.
(z)    Section 13.1. of the Credit Agreement is hereby amended to insert the following immediately before “If to any other Lender” now appearing therein:

“With an informational copy to:
Wells Fargo Bank, National Association
2859 Paces Ferry Rd., Suite 1200
Atlanta, GA 30339
Attn:  Sandra Wheeler, Shared Credit Manager
Telecopier Number:  866/600-0942
Telephone Number:  770/319-7495”
(aa)    The first sentence of Section 13.6.(c) of the Credit Agreement is hereby amended to (1) delete the word “an” now appearing immediately before the phrase “agent of the Borrower” and insert the following in place thereof: “a non-fiduciary” and (2) insert the phrase “(and stated interest)” immediately after “and principal amounts” now appearing therein.
(bb)    The second sentence of Section 13.6.(c) of the Credit Agreement is hereby amended to (1) insert the phrase “absent manifest error” immediately after “The entries in the Register shall be conclusive” now appearing therein and (2) delete the word “may” now appearing immediately before the phrase “treat each Person” and insert the word “shall” in place thereof.
(cc)    The last sentence of Section 13.6.(e) of the Credit Agreement is hereby amended to (1) delete the phrase “Section 3.10.(c)” now appearing immediately before the phrase “as though it were a Lender” and (2) insert the following in place thereof: “Section 3.10.(g)”.
(dd)    Section 13.6. of the Credit Agreement is hereby amend to insert the following new clause (h) immediately after clause (g) thereof:
“(h)    USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.”
3.Conditions Precedent. Subject to the other terms and conditions hereof, this Waiver and Amendment shall not become effective until the Administrative Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Administrative Agent:
(a)    counterparts of this Waiver and Amendment duly executed and delivered by Borrower, Parent, Administrative Agent and the Lenders;
(b)    counterparts of the Consent and Reaffirmation attached as Annex II hereto duly executed by the Guarantor, consenting to this Waiver and Amendment and the transactions contemplated hereby; and

(c)    counterparts of the Term Loan Agreement dated as of July 30, 2013 duly executed and delivered by the Borrower, the Parent, each of the financial institutions initially a signatory thereto, the Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent and Royal Bank of Canada, PNC Bank, National Association and U.S. Bank National Association, each as documentation agent.
Upon fulfillment of the foregoing conditions precedent, this Waiver and Amendment shall become effective as of the date hereof.
4.Representations and Warranties; No Default. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    all of Borrower’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of Borrower’s execution of this Waiver and Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder;
(b)    no Default or Event of Default has occurred and is continuing as of the date of Borrower’s execution of this Waiver and Amendment under any Loan Document;
(c)    Borrower and Parent have the power and authority to enter into this Waiver and Amendment and to perform all of their respective obligations hereunder;
(d)    the execution, delivery and performance of this Waiver and Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;
(e)    the execution and delivery of this Waiver and Amendment and performance thereof by Borrower and Parent does not and will not violate the organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and
(f)    this Waiver and Amendment and the Consent and Reaffirmation attached as Annex II hereto, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.
5.Expenses. Borrower agrees to pay, promptly following demand by the Administrative Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Waiver and Amendment.

6.Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Administrative Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.
7.References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.
8.Limitation of Agreement. Except as especially set forth herein, this Waiver and Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.
9.Counterparts. To facilitate execution, this Waiver and Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.
10.Further Assurances. Borrower agrees to take such further action as the Administrative Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.
11.Successors and Assigns. This Waiver and Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.
12.Governing Law. This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signatures Begin on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc., a Delaware corporation, its sole general partner

	By:	/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

PARENT:

CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purpose set forth in Section 13.22 of the Credit Agreement.

By:	/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

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Eighth Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:    /s/ Sam Supple
Name:     Sam Supple
Title: Senior Vice President

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael Raarup

Name:	Michael Raarup
Title: Senior Vice President

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

BANK OF AMERICA, NATIONAL ASSOCIATION

By:    /s/ Lissette Rivera-Pauley
Name: Lissette Rivera-Pauley
Title: Senior Vice President

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By:    /s/ Michael P. Szuba
Name: Michael P. Szuba
Title: Vice President

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:     /s/ Elizabeth R. Johnson
Name: Elizabeth R. Johnson
Title: Senior Credit Banker

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

REGIONS BANK

By:    /s/ Lori Chambers
Name: Lori Chambers
Title: Vice President

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA

By:    /s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

UNION BANK, N.A.

By:    /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: Vice President

[Signatures Continued on Following Page]

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By:    /s/ Ahaz A. Armstrong
Name: Ahaz A. Armstrong
Title: Assistant Vice President

[Signatures Continued on Following Page]

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

FIFTH THIRD BANK

By:    /s/ John H. Reynolds
Name: John H. Reynolds
Title: Vice President

[Signatures Continued on Following Page]

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Eighth Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, N.A.

By:    /s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

[Signatures Continued on Following Page]

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CBL & Associates Limited Partnership et al

[Signature Page to Waiver and Second Amendment to Eighth Amended and Restated Credit Agreement]

MIDFIRST BANK

By:    /s/ Darrin Rigler
Name: Darrin Rigler
Title: First Vice President

[End of Signatures]

Signature Page to Waiver and Second Amendment to
Eighth Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

ANNEX I

EXHIBIT L-1
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CBL & Associates Limited Partnership (the "Borrower"), CBL & Associates Properties, Inc. (the "Parent"), the financial institutions party thereto and their assignees under Section 13.6. thereof (the "Lenders"), Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

ANNEX I

EXHIBIT L-2
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CBL & Associates Limited Partnership (the "Borrower"), CBL & Associates Properties, Inc. (the "Parent"), the financial institutions party thereto and their assignees under Section 13.6. thereof (the "Lenders"), Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

ANNEX I

EXHIBIT L-3
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CBL & Associates Limited Partnership (the "Borrower"), CBL & Associates Properties, Inc. (the "Parent"), the financial institutions party thereto and their assignees under Section 13.6. thereof (the "Lenders"), Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date: ________ __, 20[ ]

ANNEX I

EXHIBIT L-4
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CBL & Associates Limited Partnership (the "Borrower"), CBL & Associates Properties, Inc. (the "Parent"), the financial institutions party thereto and their assignees under Section 13.6. thereof (the "Lenders"), Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:

Date: ________ __, 20[ ]

ANNEX II
CONSENT AND REAFFIRMATION
The undersigned hereby acknowledges receipt of a copy of the foregoing Waiver and Second Amendment to the Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as amended by the First Amendment to Eighth Amended and Restated Credit Agreement, dated as of January 31, 2013 and as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), the Lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Administrative Agent”), which Waiver and Second Amendment is dated as of July 30, 2013 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Parent Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Parent Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated: July 30, 2013
[Signature Pages Follow]

CBL & ASSOCIATES PROPERTIES, INC.

By:______________________________
Name:
Title:

Signature Page to Reaffirmation to Waiver and Second Amendment to
Eighth Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al